Exhibit 6.7


                             SUBSCRIPTION AGREEMENT

                             KIDSTOYSPLUS.COM, INC.
                         Suite 1000 - 355 Burrard Street
                       Vancouver, British Columbia V6C 2H5


I.   SUBSCRIPTION

     The undersigned (the "Subscriber") hereby irrevocably subscribes for that number of Shares set forth below, upon and subject to the terms and conditions set forth on Schedule I attached hereto and the provisions of the Offering Memorandum described in Schedule I, both of which the Subscriber acknowledges that the Subscriber has carefully read. The Subscriber has also completed the Investor Questionnaire attached hereto as Schedule II.

Total Number of Shares to be Acquired: ---------------------------
Amount to be Paid (price of $0.50 per Share; minimum of $1,000): ---------------

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ----- of ---------------------------,1999.



-----------------------------
Signature                                 Subscriber's Social Security or Tax
Print Name: ----------------------        Identification Number ----------------
Print Title:----------------------        Signature of Co-owners
Address: -------------------------        if applicable: -----------------------
         Number and Street
         -------------------------
         City, State, Zip

Name as it should appear on the Note: ----------------------------

If Joint Ownership, check one (all parties must sign above):
[ ] Joint Tenants with         [ ] Tenants in Common      [ ] Community Property
    Right of Survivorship

If Fiduciary or Business Organization, check one:
[ ] Trust                 [ ] Estate               [ ] Power of Attorney
[ ] Name and Type of Business Organization: -----------------------------------


                           ACCEPTANCE OF SUBSCRIPTION


     The foregoing Subscription is hereby accepted for and on behalf of KIDSTOYSPLUS.COM, INC. this ---- day of ----------------------, 1999.

                                   KIDSTOYSPLUS.COM, INC.

                                   By ------------------------------------
                                      Albert R. Timcke, President






                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 1 - March 22, 1999

                             KIDSTOYSPLUS.COM, INC.
                         Suite 1000 - 355 Burrard Street
                       Vancouver, British Columbia V6C 2H5

                      Schedule I to Subscription Agreement


     1. General. The Subscriber understands that KIDSTOYSPLUS.COM, INC., a Nevada corporation (the "Company"), is offering for sale up to $150,000 in the Company's common stock (the "Shares"). The Subscriber also understands that the President of the Company may, in his sole discretion, increase the amount of Shares offered. This offering is made pursuant to a Offering Memorandum dated March 22, 1999 (the "Offering Memorandum"), all as more particularly described and set forth in the Offering Memorandum. The Subscriber further understands that the offering is being made without registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act") of the securities laws of any state of the United States, and is being made in reliance upon the exemption from registration provided by Rule 504 of Regulation D under the Securities Act. The Subscriber has been advised that the Shares will be issued by the Company in connection with a transaction that is exempt from registration under Section 3(b) of the Securities Act and that it does not involve any public offering within the meaning of Section 4(2) of the Securities Act or Section 25102(f) of the Uniform Securities Act of Nevada, or under the respective rules and regulations of the Securities Exchange Commission and the Nevada Commissioner of Corporations. Further, the Subscriber understands that the
Offering is being made only to investors who meet certain suitability requirements under the Securities Act and applicable state securities laws. The Subscriber acknowledges that the Shares will be subject to restrictions on transfer as set forth in this Agreement.

     2. Acceptance of Subscription and Issuance of Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the Subscriber as provided in Section 3 hereof. Subscriptions need not be accepted in the order received, and the Shares may be allocated among subscribers. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any person who is a resident of a jurisdiction in which the issuance of Shares to him would constitute a violation of federal or state securities or "blue sky" or other similar laws (collectively referred to as the "Securities Laws").

     3. Closing. Closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of the Company or at such other place as the Company shall designate by notice to the Subscriber on the earlier of April 7, 1999 or such date as the Company shall specify by written notice to subscribers, unless the Company extends the offering period, in which case Closing may occur on such other date as the Manager may determine in its sole discretion. The Company may provide for one or more Closings of sales of Shares pursuant to subscriptions received, while continuing to offer the Shares that constitute the unsold portion of the Offering.

     4. Payment for Shares. Payment for the Shares shall be received by the Company from the Subscriber by certified or cashier's check, wire transfer of immediately available funds or in such manner as may be approved by the Company at or prior to the Closing, in an amount as set forth in this Agreement. The Company shall deliver the Shares to the Subscriber at the Closing or promptly thereafter as specified in the offering materials.

     5. Representations and Warranties of the Company. As of the date of acceptance of the subscription for the Shares, the Company represents and warrants that:

          (a) The Company is a corporation duly formed and duly authorized to transact business in the State of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted. Prior to the date hereof, the Company has conducted its business activity as described in the offering materials, including the Offering Memorandum and the Business Plan attached thereto.





                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 2 - March 22, 1999

          (b) The Company has duly authorized the issuance and sale of the Shares upon the terms of their offer by all requisite corporate action. The Company has reserved for issuance such number of shares of Common Stock as are contemplated for issuance in connection with the Offering as described in the Offering Memorandum.

          (c) The Shares will represent validly authorized, duly issued and fully paid and non-assessable shares of Common Stock of the Company.

     6. Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company and each officer, director, and agent of the Company that:

          (a)  General:

               (i) The Subscriber has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the Subscriber hereunder.

               (ii) The  Subscriber  is  purchasing  the Shares  for  investment purposes and for the Subscriber's own account and not for the account or benefit of, or for resale to, any other person.

               (iii)The  Subscriber  is a resident of the state set forth on the signature page hereto and is not acquiring the Shares as an agent or otherwise for any other person.

          (b)  Information Concerning the Company:

               (i) The Subscriber has received a copy of the Offering Memorandum and each of the Exhibits thereto. The Subscriber has not been furnished any offering literature other than the Offering Memorandum and Exhibits thereto and has relied only on the information contained therein.

               (ii) The  Subscriber  is aware  that the  Company  has a  limited operating history, as described in the Offering Memorandum, and is familiar with the business and financial condition, properties, operations and prospects of the Company, all as generally described in the Offering Memorandum and the Business Plan attached thereto. The Subscriber has been given the opportunity to obtain any information necessary to verify the accuracy of the information set forth in the Offering Memorandum or the Business Plan and has been furnished all such information so requested.

               (iii)The  Subscriber   understands   that  all  the  Subscriber's
                    representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the date of this Agreement, taking into account all information received by the Subscriber.

               (iv) The Subscriber  understands  that the purchase of the Shares involves a high degree of risk, and is subject to a variety of risk factors, including, without limitation, those described under "Risk Factors" in the Offering Memorandum.

               (v) The Subscriber understands that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness or advisability of this investment.



                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 3 - March 22, 1999

               (vi) The Subscriber  understands  that estimates and  projections like those contained in the Offering Memorandum or the Business Plan, by their nature, involve significant elements of subjective judgment, estimates, assumptions and analysis that may or may not be correct; that there can be no assurance that such projections or goals will be attained; and that the projections and estimates contained in the Offering Memorandum or the Business Plan should not be relied upon as a promise or representation of the future performance of the Company.

          (c)  Status of Subscriber:

               (i) The Subscriber has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Shares. To the extent necessary, the Subscriber has retained, at his own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning Shares.

               (ii) The amount of the Subscriber's investment in the Shares does not exceed ten percent (10%) of the Subscriber's net worth. The Subscriber agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares.

          (d)  Restrictions on Transfer or Sale of Shares:

               (i) The Subscriber is acquiring the Shares solely for his own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The Subscriber understands that the Shares have not been registered under the Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Agreement. The Subscriber understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information, including the Questionnaire contained in Schedule II) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (ii) The  Subscriber  understands  that there is no public market for the Shares at the present time and such a public market may never develop.

               (iii)The Subscriber  agrees:  (A) that he will not sell,  assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Securities Act and all applicable Securities Laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable Securities Laws; (B) that the certificate(s) for the Shares will bear a legend making reference to the foregoing restrictions; and (C) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of such Shares except upon compliance with the foregoing restrictions.



                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 4 - March 22, 1999

               (iv) The  Subscriber  has not  offered or sold any portion of his
                    Shares and has no present intention of dividing his Shares with others or of reselling or otherwise disposing of any portion of his Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

               (v) The Subscriber acknowledges that neither the Company nor any other person offered to sell the Shares to it by means of any form of general solicitation or advertising.

               (vi) The Subscriber  acknowledges  that the Company has the right in its sole and absolute discretion to abandon this Offering at any time prior to the completion of the offering and to return the previously paid subscription price of the Shares without interest thereon, to any or all of the respective subscribers.

     7. Conditions to Obligations of the Subscriber and the Company. The obligations of the Subscriber to purchase and pay for the number of Shares specified herein and of the Company to sell the Shares are subject to the satisfaction of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the Subscriber contained in Section 6 hereof shall be true and correct on and as of the date of Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing.

     8. Obligations Irrevocable. The obligations of the Subscriber hereunder shall be irrevocable, except with the consent of the Company.

     9. Legend. Each certificate for Shares sold pursuant to this Agreement will be imprinted with a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED."

     10. Brokers. The Subscriber has not entered into any agreement to pay any broker's or finder's fee to any person with respect to this Agreement or the transactions contemplated hereby.

     11. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

     12. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Subscriber without the prior written consent of the other party.

     13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

     14. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.



                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 5 - March 22, 1999

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     16. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or by facsimile or other electronic means indicating the date of receipt and the signatures of the parties:



                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 6 - March 22, 1999

          (a)  If to the Company, at the following address:

                    KIDSTOYSPLUS.COM, INC.
                    Suite 1000 - 355 Burrard Street
                    Vancouver, British Columbia
                    V6C 2H5
                    Attention:       Albert R. Timcke

          (b) If to the Subscriber, at the address set forth on the signature page hereto; or at such other address as either party shall have specified by notice in writing to the other.

     17. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     18. Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Company, (ii) changes in the transactions, documents and instruments described in the Offering Memorandum which are not material or which are to the benefit of the Subscriber, and (iii) the death or disability of the Subscriber.

     19. Notification of Changes. The Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to this Agreement which would cause any representation, warranty, or covenant of the Subscriber contained in this Agreement to be false or incorrect.

     IN WITNESS WHEREOF, the undersigned Subscriber has duly signed and delivered this Schedule 1 and Schedule II to the Subscription Agreement as of the following date.

                                       Subscriber(s)


Date: ------------------               By:  ------------------------------------


                                       Address: ---------------------------

                                                ---------------------------

                                       By:    ----------------------------------


                                       Address: ---------------------------

                                                ---------------------------


Witnessed: ----------------------- Date:  -------------




                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 7 - March 22, 1999

                             KIDSTOYSPLUS.COM, INC.
                         Suite 1000 - 355 Burrard Street
                       Vancouver, British Columbia V6C 2H5

                      Schedule II to Subscription Agreement

Representations, Warranties and Covenants by Subscriber Related to Exemption from Prospectus and Registration Requirements

The Subscriber represents, warrants, covenants and acknowledges to Kidstoysplus.com, Inc. (the "Corporation") and its agents including its officers, directors and promoters (collectively, the "Agent"), and acknowledge that the Corporation, its Agent and their respective counsel, are relying thereon that:

1. To the undersigned's satisfaction, (i) the undersigned has either had access to or has been furnished with all the information regarding the Corporation and the terms of this investment transaction to the undersigned's satisfaction; (ii) the undersigned has discussed the entire investment transaction and the information described in clause (i) above with representatives of the Corporation; (iii) the undersigned has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to the undersigned's satisfaction; (iv) the undersigned has obtained all additional information which the undersigned deems necessary to verify the accuracy of the information previously disclosed or provided to the undersigned; and (v) the undersigned has had ready access to and opportunity to review any and all documents which the undersigned deems relevant to this transaction, and no information, oral or written, that the undersigned has requested has been withheld by the Corporation.


2. The address of the residence of the undersigned (if an individual) or the undersigned's place of business (if an entity) is set forth herein.

3. The Securities are being purchased under an exemption from the prospectus and registration requirements of the Securities Act or Securities Act Rules (British Columbia) (respectively, the "B.C. Act" and the "Rules") set out in:

     (a) Section 128(a) of the Rules, that the Placee is purchasing the securities as principal (for his or her own account and not on behalf of any other person);

     (b) the undersigned is purchasing shares as principal and no other person, corporation, firm or other organization will have a beneficial interest in the shares and that:

          (i) a sophisticated purchaser, as that term is defined in the B.C. Act; OR

          (ii) a spouse, parent, brother, sister or child of a senior officer or director of affiliate of the company; OR

          (iii)a company, all the voting securities of which are beneficially owned by one or more of a senior officer or director of the company, or of an affiliate of the company, or a spouse, parent, brother, sister or child of a senior officer or director of the company, or of an affiliate of the company;

     (c) the undersigned completes, executes and delivers to the company a Form 20A (IP) or Form 20A (NIP), whichever is applicable in the forms attached hereto;

     (d) the shares were not to the undersigned's knowledge, advertised in media print, of general and regular paid circulation, radio or television; and



                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 8 - March 22, 1999

     (e) the undersigned has been provided with and has read and understood the offering memorandum of the company dated _________________1999 in connection with the sale of the shares.

     (f) no prospectus has been filed by the company with the British Columbia Securities Commission in connection with the issuance of the shares;

     (g) the issuance and sale of the shares are exempt from the prospectus requirements of the B.C. Act or the Rules:

     (h) the undersigned is restricted from using most of the civil remedies available under the B.C. Act and the Rules;

     (i) the undersigned may not receive information that would otherwise be required to be provided to it under the B.C. Act and the Rules; and

     (j) the company is relieved from certain obligations that would otherwise apply under the B.C. Act and the Rules.

2. The Securities are being purchased under the "private issuer" exemption ss.46(j) of the B.C. Act:

     (a) The undersigned acknowledges that he/she is acquainted with, and is a personal friend, relative or business associate of Albert R. Timcke or Brian C. Doutaz (circle one), a director of the company, and that the company is a non-reporting company.

3. The Subscriber further represents, warrants and covenants to the Corporation and the Agent (and acknowledges that the Corporation and its agents (collectively, the "Agent"), and their respective counsel, are relying thereon) that:

     (a) it has been independently advised as to the restrictions applicable to trading in the Common Shares being subscriber for under the Subscription Agreement imposed by applicable securities legislation in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Corporation or the Agent with respect thereto, acknowledges that it is aware of the characteristics of the Common Shares, the risks relating to an investment therein and of the fact that it may not be able to resell the Common Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy, until expiry of all applicable hold periods and compliance with the other requirements of applicable law and that the Corporation is not a reporting issuer in any jurisdiction and thus the applicable "hold period" will not commence to run until the Corporation becomes a reporting issuer in the applicable province; and

     (b) if it is purchasing the Common Shares as principal for its own account, it is purchasing such Common Shares not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Common Shares, it is resident in the jurisdiction set out as the "Subscriber's Address" herein and it fully complies with the criteria set forth below in this paragraph 3(b):

     (c) it is aware that the Common Shares have not been and will not be registered under the United States Securities Act of 1933 (the "U.S. Securities Act") and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration; and

     (d) it is not acquiring the Common Shares for the account or benefit of a person in the United States; and

     (e) the Common Shares have not been offered to the undersigned in the United States, and the individuals making the order to purchase the Common Shares and executing and delivering this Subscription



                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 9 - March 22, 1999

          Agreement on behalf of the undersigned were not in the United States when the order was placed and this Subscription Agreement was executed and delivered; and


     (f) it undertakes and agrees that it will not offer or sell the Common Shares in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Common Shares, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules; and

     (g) it is an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto; and

     (h) the Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

     (i) it has such knowledge of financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment; and

     (j) it understands that the sale and delivery of the Common Shares is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus; and

     (k) the undersigned will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents as may be required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission or other regulatory authority, with respect to the distribution of the Common Shares; and

     (l) it is capable of assessing the proposed investment as a result of the Subscriber's financial experience or as a result of advice received from a registered dealer other than the Corporation or any affiliate thereof


     IN WITNESS WHEREOF, the undersigned has executed this Schedule as of ______________ , 1999.


                                            SUBSCRIBER:


                                            ------------------------------------
                                            (Signature)

                                            ------------------------------------
                                            (Print Name)

                                            ------------------------------------
                                            (Address)

                                            ------------------------------------
                                            (City/State/Zip Code)

                                            ------------------------------------
                                            (Area Code/Telephone Number)




                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 10 - March 22, 1999

                                  Form 20A (IP)
                                 Securities Act
                     Acknowledgment of Individual Purchaser

1. I have agreed to purchase from Kidstoysplus.com, Inc. ( the "Issuer") _____________ common shares of the Issuer at a price of $_______ per share.

2. I am purchasing the securities as a principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the securities.

3. I have / have not received an offering memorandum describing the Issuer and the securities.

4. I acknowledge that:

(a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the securities, AND

(b)  there is no government or other insurance covering the securities AND

(c)  I may loose all of my investment AND

(d) There are restrictions on my ability to resell the securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the securities, AND

(e) I will not receive a prospectus that the Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

(f) Because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

(g) The Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might be available to me by having a dealer act on my behalf.

5.   I also acknowledge that: (CIRCLE ONE OF THE APPLICABLE STATEMENTS BELOW)

(a) I am purchasing securities that have an aggregate acquisition of $97,000 or more, OR

(b) My net worth, or net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less that $400,000 OR

(c) My annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000 in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

(d)  I am registered under the Act, OR

(e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

(f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

(g) I am purchasing securities under section 128(c)( $25,000 - registrant required ) of the Rules and I have spoken to a person
     _______________________________(  the "Registered  Person") who has advised me that the Registered Person is registered to trade or advise in the securities and that the purchase of the securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5 (d), I acknowledge that, on the basis of the information about the securities furnished by the Issuer, I am able to evaluate the risks and




                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 11 - March 22, 1999
merits of the securities because: (circle one )

(a)  of my financial, business or investment experience, OR

(b)  I have received advice from a person ____________________________________ (
     the "Advisor" who has advised me that the Advisor is

     (1)  registered  to  advise,   or  exempted  from  the  requirement  to  be
          registered to advise in respect of the securities, AND

     (2)  not an insider of, or in a special relationship with the Issuer



The statements in this report are true.



DATED -------------------------------------


-------------------------------------------
Signature of Purchaser

-------------------------------------------
Name of Purchaser (Please Print)

-------------------------------------------
Street Address

-------------------------------------------
City, State, Province

-------------------------------------------
Zip Code




                             KIDSTOYSPLUS.COM, INC.
                              Subscription Package
                            Page 12 - March 22, 1999